Exhibit 99.1

JOINT FILERS’ SIGNATURES
Dated: December 1, 2011

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X, L.P. By: Warburg Pincus X LLC, its general partner By: Warburg Pincus Partners, LLC, its sole member By: Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS X LLC By: Warburg Pincus Partners, LLC, its sole member By: Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS PARTNERS, LLC By: Warburg Pincus & Co., its managing member
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS & CO.
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS LLC
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Managing Director

CHARLES R. KAYE
By:	/s/ Scott A. Arenare
	Name:	Charles R. Kaye
	Title:	Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY
By:	/s/ Scott A. Arenare
	Name:	Joseph P. Landy
	Title:	Scott A. Arenare, Attorney-in-fact**

*	Power of Attorney given by Mr. Kaye was previously filed with the U.S. Securities & Exchange Commission (“SEC”) on March 2, 2006, as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**	Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.